Exhibit 99.2

Supplemental Financial Information For the quarter ended June 30, 2025 August 6, 2025

Supplemental Financial Information August 6, 2025

Supplemental Financial Information August 6, 2025

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information August 6, 2025

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of August 6, 2025 owns 14 hotels comprised of 6,999 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership, and disposition of well-located hotel and resort real estate.

This presentation contains unaudited information and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information August 6, 2025

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the Nareit definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently than we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information August 6, 2025

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance, and management transition costs; pre-opening costs associated with extensive renovation projects such as the work performed at Andaz Miami Beach; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, we exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the real estate amortization of our right-of-use assets and related lease obligations (with the exception of our corporate operating lease) as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information August 6, 2025

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 6

Supplemental Financial Information August 6, 2025

Comparable Consolidated Statements of Operations

Q2 2025 – Q3 2024, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months (1)
(Unaudited and in thousands, except per share data)	June 30,	March 31,	December 31,	September 30,	Ended
	2025	2025	2024	2024	June 30, 2025
Revenues
Room	$154,061	$140,482	$129,609	$136,826	$560,978
Food and beverage	77,986	67,066	59,611	63,839	268,502
Other operating	25,365	21,432	21,433	23,415	91,645
Total revenues	257,412	228,980	210,653	224,080	921,125

Operating Expenses
Room	40,481	38,353	35,353	36,958	151,145
Food and beverage	53,022	48,806	44,490	46,284	192,602
Other expenses	91,636	86,542	84,568	85,474	348,220
Corporate overhead	8,346	8,905	5,787	7,577	30,615
Depreciation and amortization	33,719	31,673	32,064	31,087	128,543
Total operating expenses	227,204	214,279	202,262	207,380	851,125

Interest and other income	2,300	1,564	1,873	2,350	8,087
Interest expense	(13,164)	(12,682)	(10,440)	(15,982)	(52,268)
Income (loss) before income taxes	19,344	3,583	(176)	3,068	25,819
Income tax (provision) benefit, net	(37)	(98)	17	(99)	(217)
Net income (loss)	$19,307	$3,485	$(159)	$2,969	$25,602

(1)	Includes results for all 14 hotels owned by the Company as of June 30, 2025. Excludes the income tax related to a hotel sold in a prior year.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information August 6, 2025

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, and Total Portfolio Hotel Adjusted EBITDAre

Q2 2025 – Q3 2024, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	June 30,	March 31,	December 31,	September 30,	Ended
(In thousands)	2025	2025	2024	2024	June 30, 2025

Net income	$10,774	$5,255	$836	$3,249	$20,114
Depreciation and amortization	34,125	32,275	32,666	31,689	130,755
Interest expense	13,164	12,682	10,440	15,982	52,268
Income tax provision (benefit), net	37	98	(17)	(483)	(365)
Loss on sale of assets	8,751	—	—	—	8,751
EBITDAre	66,851	50,310	43,925	50,437	211,523

Amortization of deferred stock compensation	2,772	2,064	2,075	2,430	9,341
Amortization of right-of-use assets and obligations	(159)	(141)	(154)	(153)	(607)
Gain on insurance recoveries	—	(99)	(116)	—	(215)
Pre-opening costs	3,218	3,253	1,181	853	8,505
Property-level legal settlement costs	—	—	1,182	—	1,182
Management transition costs	—	1,869	—	—	1,869
Adjustments to EBITDAre, net	5,831	6,946	4,168	3,130	20,075

Adjusted EBITDAre	72,682	57,256	48,093	53,567	231,598
Sold hotel Adjusted EBITDAre (1)	(624)	(2,372)	(1,597)	(300)	(4,893)

Comparable Adjusted EBITDAre	72,058	54,884	46,496	53,267	226,705

Corporate-level adjustments, net (2)	3,226	3,516	1,853	2,859	11,454

Total Portfolio Hotel Adjusted EBITDAre	$75,284	$58,400	$48,349	$56,126	$238,159

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information August 6, 2025

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2025 – Q3 2024, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	June 30,	March 31,	December 31,	September 30,	Ended
(In thousands, except per share data)	2025	2025	2024	2024	June 30, 2025

Net income	$10,774	$5,255	$836	$3,249	$20,114
Preferred stock dividends	(3,932)	(3,931)	(3,931)	(3,931)	(15,725)
Real estate depreciation and amortization	33,779	31,918	32,250	31,320	129,267
Loss on sale of assets	8,751	—	—	—	8,751
FFO attributable to common stockholders	49,372	33,242	29,155	30,638	142,407

Amortization of deferred stock compensation	2,772	2,064	2,075	2,430	9,341
Real estate amortization of right-of-use assets and obligations	(134)	(126)	(136)	(129)	(525)
Amortization of contract intangibles, net	314	315	314	315	1,258
Noncash interest on derivatives, net	181	982	(1,635)	3,326	2,854
Gain on insurance recoveries	—	(99)	(116)	—	(215)
Pre-opening costs	3,218	3,253	1,181	853	8,505
Property-level legal settlement costs	—	—	1,182	—	1,182
Management transition costs	—	1,869	—	—	1,869
Prior year income tax benefit, net	—	—	—	(582)	(582)
Adjustments to FFO attributable to common stockholders, net	6,351	8,258	2,865	6,213	23,687

Adjusted FFO attributable to common stockholders	55,723	41,500	32,020	36,851	166,094
Sold hotel Adjusted FFO (1)	(624)	(2,372)	(1,597)	(300)	(4,893)

Comparable Adjusted FFO attributable to common stockholders	$55,099	$39,128	$30,423	$36,551	$161,201

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.29	$0.21	$0.16	$0.19	$0.85

Basic weighted average shares outstanding	195,791	200,410	200,185	201,402	199,447
Shares associated with unvested restricted stock awards	513	1,214	2,048	1,065	1,210
Diluted weighted average shares outstanding	196,304	201,624	202,233	202,467	200,657
Equity transactions (3)	(6,339)	(11,032)	(11,167)	(12,468)	(10,252)
Comparable diluted weighted average shares outstanding	189,965	190,592	191,066	189,999	190,405

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information August 6, 2025

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Total Portfolio Hotel Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2025 – Q3 2024, Trailing 12 Months Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Hilton New Orleans St. Charles, sold in June 2025.
(2)	Corporate-level adjustments, net primarily consist of corporate overhead expenses and interest and other income.
(3)	Equity transactions represent pro forma adjustments to reflect the Company's repurchases of its common stock during the first and second quarters of 2025 and the third and fourth quarters of 2024 as if the repurchases had occurred on July 1, 2024.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information August 6, 2025

CAPITALIZATION

CAPITALIZATION	Page 11

Supplemental Financial Information August 6, 2025

Comparative Capitalization
Q2 2025 – Q2 2024

	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except per share data)	2025	2025	2024	2024	2024

Common Share Price & Dividends
At the end of the quarter	$8.68	$9.41	$11.84	$10.32	$10.46
High during quarter ended	$9.49	$12.10	$12.38	$10.86	$11.09
Low during quarter ended	$7.72	$9.41	$10.00	$9.46	$9.96
Common dividends per share	$0.09	$0.09	$0.09	$0.09	$0.09

Common Shares & Units
Common shares outstanding	190,171	200,370	200,825	200,919	203,390
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	190,171	200,370	200,825	200,919	203,390

Capitalization
Market value of common equity	$1,650,681	$1,885,477	$2,377,768	$2,073,489	$2,127,464
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	100,000
Total debt	872,000	845,000	845,000	817,437	817,978
Total capitalization	$2,803,931	$3,011,727	$3,504,018	$3,172,176	$3,226,692

Total debt to total capitalization	31.1%	28.1%	24.1%	25.8%	25.4%
Total debt and preferred equity to total capitalization	41.1%	37.4%	32.1%	34.6%	34.1%

CAPITALIZATION	Page 12

Supplemental Financial Information August 6, 2025

Debt and Preferred Stock Summary Schedule

(In thousands)	Interest Rate /	Maturity	June 30, 2025
Unsecured Debt	Spread	Date (1)	Balance

Series A Senior Notes	4.69%	01/10/2026	$65,000
Term Loan 3 (2)	5.92%	05/01/2026	225,000
Term Loan 4 (2)	5.52%	11/07/2026	100,000
Term Loan 1 (2)	5.32%	07/25/2027	175,000
Revolving Line of Credit	5.86%	07/25/2027	27,000
Series B Senior Notes	4.79%	01/10/2028	105,000
Term Loan 2 (2)	5.83%	01/25/2028	175,000
Total Unsecured Debt			$872,000

Preferred Stock
Series G cumulative redeemable preferred (3)	4.500%	Perpetual	$66,250
Series H cumulative redeemable preferred	6.125%	Perpetual	115,000
Series I cumulative redeemable preferred	5.700%	Perpetual	100,000
Total Preferred Stock			$281,250

Debt and Preferred Statistics
		Debt Statistics	Debt and Preferred Statistics
% Fixed Rate Debt		51%	63.0%
% Floating Rate Debt		49%	37.0%
Average Interest Rate		5.51%	5.53%
Weighted Average Maturity of Debt		1.7 years	N/A

(1)	Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit and Term Loan 4. The Revolving Line of Credit has an initial maturity date of July 2026 with two 6-month extensions, which would result in an extended maturity of July 2027. Term Loan 4 has an initial maturity date of November 2025 with two 6-month extensions, which would result in an extended maturity of November 2026. By extending these loans, the Company's weighted average maturity of debt increases from 1.6 years to 1.7 years.
(2)	Interest rates on the Term Loans are calculated according to a leverage-based pricing grid with a range of 135 to 230 basis points over the applicable adjusted term SOFR. The interest rates for Term Loan 1 and Term Loan 4 include the effect of the Company's interest rate swap derivatives.
(3)	The Series G cumulative redeemable preferred stock had an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort. Beginning with the first and third quarters of 2024, the dividend rate increased to the greater of 3.0% and 4.5%, respectively, or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort. Based on the dividends earned during the previous 12 months, this equates to an annual yield of 4.50%. Beginning with the third quarter of 2025, the dividend rate will increase to the greater of 6.5% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort.

CAPITALIZATION	Page 13

Supplemental Financial Information August 6, 2025

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 14

Supplemental Financial Information August 6, 2025

Hotel Information as of August 6, 2025

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	17%	Leasehold	2011 / 2022
2	Hyatt Regency San Francisco	California	Hyatt	821	12%	Fee Simple	2013
3	The Westin Washington, DC Downtown	Washington DC	Marriott	807	12%	Fee Simple	2005
4	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	11%	Fee Simple	2005
5	Hyatt Regency San Antonio Riverwalk	Texas	Hyatt	630	9%	Fee Simple	2024
6	Wailea Beach Resort	Hawaii	Marriott	543	8%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	7%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	6%	Fee Simple	2007
9	Marriott Long Beach Downtown	California	Marriott	376	5%	Fee Simple	2005
10	Andaz Miami Beach (4)	Florida	Hyatt	287	4%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	4%	Fee Simple	2000
12	Oceans Edge Resort & Marina	Florida	Independent	175	3%	Fee Simple	2017
13	Montage Healdsburg (5)	California	Montage	130	2%	Fee Simple	2021
14	Four Seasons Resort Napa Valley (5)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			6,999	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operations.
(4)	Andaz Miami Beach debuted in May 2025, following the hotel's transformative renovation and conversion from The Confidante Miami Beach.
(5)	The number of rooms excludes rooms provided by owners of the separately owned private residences at each resort who may periodically elect to participate in the applicable resort’s residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 15

Supplemental Financial Information August 6, 2025

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q2 2025/2024

Hotels sorted by number of rooms	For the Three Months Ended June 30,
	ADR			Occupancy				RevPAR			TRevPAR
	2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024		2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024
Hilton San Diego Bayfront	$294	$282	4.4%	87.0%	86.7%	30	bps	$256	$244	4.7%	$440	$437	0.6%
Hyatt Regency San Francisco	289	284	1.7%	80.3%	76.7%	360	bps	232	218	6.5%	338	290	16.3%
The Westin Washington, DC Downtown	317	319	(0.5)%	73.1%	76.8%	(370)	bps	232	245	(5.3)%	376	386	(2.5)%
Renaissance Orlando at SeaWorld®	193	195	(1.1)%	74.1%	67.8%	630	bps	143	132	8.1%	319	300	6.2%
Hyatt Regency San Antonio Riverwalk	200	204	(1.8)%	68.8%	76.7%	(790)	bps	138	157	(12.0)%	229	264	(13.2)%
Wailea Beach Resort	602	668	(9.9)%	69.6%	71.4%	(180)	bps	419	477	(12.1)%	696	754	(7.7)%
JW Marriott New Orleans	241	249	(3.2)%	70.4%	72.5%	(210)	bps	170	181	(6.0)%	247	257	(3.9)%
Marriott Boston Long Wharf	415	406	2.1%	85.0%	86.0%	(100)	bps	352	349	1.0%	490	490	0.1%
Marriott Long Beach Downtown (1)	246	235	4.5%	79.9%	49.5%	3,040	bps	196	116	68.7%	273	158	72.3%
The Bidwell Marriott Portland	147	155	(5.2)%	81.8%	70.6%	1,120	bps	121	110	9.8%	166	150	11.2%
Oceans Edge Resort & Marina	275	306	(10.4)%	79.9%	82.2%	(230)	bps	219	252	(12.9)%	409	438	(6.7)%
Montage Healdsburg	1,103	1,130	(2.4)%	71.3%	59.2%	1,210	bps	787	669	17.6%	1,567	1,275	22.9%
Four Seasons Resort Napa Valley	1,366	1,431	(4.5)%	67.8%	62.6%	520	bps	926	896	3.5%	1,750	1,715	2.0%

Total Portfolio, Excluding Renovation Hotel (2)	323	328	(1.3)%	77.2%	75.1%	210	bps	250	246	1.4%	417	405	2.8%

Add: Renovation Hotel (1)
Andaz Miami Beach	324	—	100%	14.6%	0.0%	1,460	bps	47	—	100%	89	5	1,662.6%

Total Portfolio (3)	$323	$328	(1.3)%	74.6%	72.0%	260	bps	$241	$236	2.2%	$403	$389	3.7%

*Footnotes on page 18

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 16

Supplemental Financial Information August 6, 2025

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q2 YTD 2025/2024

Hotels sorted by number of rooms	For the Six Months Ended June 30,
	ADR			Occupancy				RevPAR			TRevPAR
	2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024		2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024
Hilton San Diego Bayfront	$291	$286	1.9%	81.6%	84.2%	(260)	bps	$238	$241	(1.2)%	$428	$433	(1.0)%
Hyatt Regency San Francisco	302	303	(0.3)%	76.7%	71.2%	550	bps	232	216	7.4%	335	292	14.7%
The Westin Washington, DC Downtown	317	294	7.7%	71.5%	71.9%	(40)	bps	226	211	7.1%	358	340	5.5%
Renaissance Orlando at SeaWorld®	213	214	(0.6)%	76.5%	74.4%	210	bps	163	159	2.2%	349	348	0.2%
Hyatt Regency San Antonio Riverwalk	199	206	(3.7)%	68.7%	74.4%	(570)	bps	137	153	(11.1)%	228	250	(9.1)%
Wailea Beach Resort	634	683	(7.2)%	72.0%	76.2%	(420)	bps	456	520	(12.3)%	714	780	(8.5)%
JW Marriott New Orleans	282	260	8.4%	71.5%	70.4%	110	bps	202	183	10.1%	280	255	9.9%
Marriott Boston Long Wharf	359	353	1.5%	78.5%	76.8%	170	bps	282	271	3.8%	397	388	2.4%
Marriott Long Beach Downtown (1)	241	231	4.1%	78.2%	41.1%	3,710	bps	188	95	98.1%	264	130	103.6%
The Bidwell Marriott Portland	150	150	0.3%	77.4%	64.5%	1,290	bps	116	97	20.3%	156	135	15.6%
Oceans Edge Resort & Marina	324	363	(10.8)%	82.1%	81.9%	20	bps	266	297	(10.6)%	450	476	(5.3)%
Montage Healdsburg	989	1,030	(4.0)%	55.3%	48.5%	680	bps	547	500	9.4%	1,094	957	14.4%
Four Seasons Resort Napa Valley	1,186	1,305	(9.1)%	55.8%	48.3%	750	bps	662	630	5.0%	1,280	1,233	3.9%

Total Portfolio, Excluding Renovation Hotel (2)	321	324	(1.1)%	75.0%	72.5%	250	bps	241	235	2.3%	397	384	3.4%

Add: Renovation Hotel (1)
Andaz Miami Beach	324	269	20.2%	7.3%	22.3%	(1,500)	bps	24	60	(60.6)%	47	73	(34.9)%

Total Portfolio (3)	$321	$324	(0.9)%	72.3%	70.3%	200	bps	$232	$228	2.0%	$383	$370	3.4%

*Footnotes on page 18

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 17

Supplemental Financial Information August 6, 2025

Property-Level Operating Statistics

Q2 & YTD 2025/2024 Footnotes

(1)	Operating statistics for the second quarters and first six months of 2025 and 2024 are impacted by renovation activity at Marriott Long Beach Downtown and Andaz Miami Beach, formerly The Confidante Miami Beach. In May 2025, operations resumed at Andaz Miami Beach, following an extensive renovation during which the Company suspended operations in March 2024 to allow the renovation work to be performed more efficiently.
(2)	Total Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of June 30, 2025, with the exception of Andaz Miami Beach due to its renovation activity during the second quarters and first six months of 2025 and 2024. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company’s results. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all hotels owned by the Company as of June 30, 2025, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 18

Supplemental Financial Information August 6, 2025

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 19

Supplemental Financial Information August 6, 2025

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 2025/2024

Hotels sorted by number of rooms	For the Three Months Ended June 30,
	2025			2024
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$47,636	$15,490	32.5%	$47,328	$14,971	31.6%	90	bps
Hyatt Regency San Francisco	25,227	3,085	12.2%	21,701	1,609	7.4%	480	bps
The Westin Washington, DC Downtown	27,636	8,889	32.2%	28,340	11,506	40.6%	(840)	bps
Renaissance Orlando at SeaWorld®	22,684	6,757	29.8%	21,352	6,321	29.6%	20	bps
Hyatt Regency San Antonio Riverwalk	13,148	4,929	37.5%	15,152	6,743	44.5%	(700)	bps
Wailea Beach Resort	34,438	11,352	33.0%	37,544	13,548	36.1%	(310)	bps
JW Marriott New Orleans	11,248	4,531	40.3%	11,711	4,538	38.7%	160	bps
Marriott Boston Long Wharf	18,516	7,831	42.3%	18,498	7,948	43.0%	(70)	bps
Marriott Long Beach Downtown (1)	9,338	2,962	31.7%	5,421	(13)	(0.2)%	3,190	bps
The Bidwell Marriott Portland	3,908	795	20.3%	3,515	749	21.3%	(100)	bps
Oceans Edge Resort & Marina	6,507	1,972	30.3%	6,976	2,304	33.0%	(270)	bps
Montage Healdsburg	19,512	6,677	34.2%	15,709	4,177	26.6%	760	bps
Four Seasons Resort Napa Valley	15,285	2,343	15.3%	14,823	2,272	15.3%	—	bps

Total Portfolio, Excluding Renovation Hotel (2)	255,083	77,613	30.4%	248,070	76,673	30.9%	(50)	bps

Add: Renovation Hotel (1)
Andaz Miami Beach	2,329	(2,329)	(100.0)%	132	(483)	(365.9)%	26,590	bps

Total Portfolio (3)	257,412	75,284	29.2%	248,202	76,190	30.7%	(150)	bps

Less: Prior Ownership (4)
Hyatt Regency San Antonio Riverwalk	—	—	N/A	(4,200)	(2,128)	50.7%	N/A

Add: Sold Hotel (5)	2,360	624	N/A	3,479	1,132	32.5%	N/A

Actual Portfolio (6)	$259,772	$75,908	29.2%	$247,481	$75,194	30.4%	N/A

*Footnotes on page 22

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 20

Supplemental Financial Information August 6, 2025

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 YTD 2025/2024

Hotels sorted by number of rooms	For the Six Months Ended June 30,
	2025			2024
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$92,276	$28,916	31.3%	$93,716	$29,285	31.2%	10	bps
Hyatt Regency San Francisco	49,748	5,708	11.5%	43,627	4,228	9.7%	180	bps
The Westin Washington, DC Downtown	52,360	16,423	31.4%	49,923	16,191	32.4%	(100)	bps
Renaissance Orlando at SeaWorld®	49,336	16,024	32.5%	49,492	16,448	33.2%	(70)	bps
Hyatt Regency San Antonio Riverwalk	25,946	9,533	36.7%	28,689	11,847	41.3%	(460)	bps
Wailea Beach Resort	70,336	23,342	33.2%	77,677	29,104	37.5%	(430)	bps
JW Marriott New Orleans	25,395	11,592	45.6%	23,243	8,968	38.6%	700	bps
Marriott Boston Long Wharf	29,807	9,767	32.8%	29,277	9,630	32.9%	(10)	bps
Marriott Long Beach Downtown (1)	17,951	4,877	27.2%	8,842	(2,031)	(23.0)%	5,020	bps
The Bidwell Marriott Portland	7,276	1,176	16.2%	6,332	953	15.1%	110	bps
Oceans Edge Resort & Marina	14,268	5,068	35.5%	15,150	5,910	39.0%	(350)	bps
Montage Healdsburg	27,010	4,633	17.2%	23,252	2,598	11.2%	600	bps
Four Seasons Resort Napa Valley	22,222	(571)	(2.6)%	21,311	(430)	(2.0)%	(60)	bps

Total Portfolio, Excluding Renovation Hotel (2)	483,931	136,488	28.2%	470,531	132,701	28.2%	—	bps

Add: Renovation Hotel (1)
Andaz Miami Beach	2,461	(2,804)	(113.9)%	4,147	(721)	(17.4)%	(9,650)	bps

Total Portfolio (3)	486,392	133,684	27.5%	474,678	131,980	27.8%	(30)	bps

Less: Prior Ownership (4)
Hyatt Regency San Antonio Riverwalk	—	—	N/A	(17,737)	(7,232)	40.8%	N/A

Add: Sold Hotel (5)	7,445	2,996	N/A	7,706	2,741	35.6%	N/A

Actual Portfolio (6)	$493,837	$136,680	27.7%	$464,647	$127,489	27.4%	N/A

*Footnotes on page 22

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 21

Supplemental Financial Information August 6, 2025

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 & YTD 2025/2024 Footnotes

(1)	Hotel Adjusted EBITDAre for the second quarters and first six months of 2025 and 2024 is impacted by renovation activity at Marriott Long Beach Downtown and Andaz Miami Beach, formerly The Confidante Miami Beach. In May 2025, operations resumed at Andaz Miami Beach, following an extensive renovation during which the Company suspended operations in March 2024 to allow the renovation work to be performed more efficiently.
(2)	Total Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of June 30, 2025, with the exception of Andaz Miami Beach due to its renovation activity during the second quarters and first six months of 2025 and 2024. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company's results. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all hotels owned by the Company as of June 30, 2025, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.
(4)	Prior Ownership includes results for the Hyatt Regency San Antonio Riverwalk prior to the Company’s acquisition of the hotel in April 2024 as discussed in Note 2.
(5)	Sold Hotel includes results for the Hilton New Orleans St. Charles, sold by the Company in June 2025.
(6)	Actual Portfolio includes results for the 15 hotels owned by the Company during the second quarters and first six months of 2025 and 2024.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 22